Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 24, 2003



                          HOLLYWOOD CASINO CORPORATION
                                HWCC-TUNICA, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                       33-48887                75-2352412
           TEXAS                 (Commission file number)        75-2513808
(State or other jurisdiction                                  (I.R.S. employer
     of incorporation)                                       identification no.)



                         TWO GALLERIA TOWER, SUITE 2200
                                 13455 NOEL ROAD
                               DALLAS, TEXAS 75240
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 392-7777


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
ITEM 5.    OTHER EVENTS.

           Hollywood Casino Shreveport, ("Hollywood Shreveport") a Louisiana general partnership and a subsidiary of Hollywood Casino Corporation ("HCC"), and Shreveport Capital Corporation, a Louisiana corporation and a subsidiary of HCC ("Shreveport Capital" and, collectively with Hollywood Shreveport, the "Issuers"), as co-issuers of the 13% Senior Secured Notes due 2006 with Contingent Interest (the "Senior Secured Notes") and the 13% First Mortgage Notes Due 2006 with Contingent Interest (the "First Mortgage Notes" and, collectively with the Senior Secured Notes, the "Notes"), have been informed by Penn National Gaming, Inc. ("Penn National") that its wholly-owned subsidiary, P Acquisition Corp., is commencing a solicitation of consents from holders of the Notes for the purpose of receiving a waiver of certain change of control provisions in the indentures (the "Indentures") governing the Notes in connection with the pending merger (the "Merger") of P Acquisition Corp. with and into HCC. The waiver would prevent the Issuers from being in default under the Indentures in the event the Issuers or any other person fails to make or consummate an offer (the "Change of Control Offers") to purchase the Notes at 101% of the principal amount thereof, plus accrued interest, following the Merger, as required under the Indentures and the Notes as a consequence of the consummation of the Merger.

           None of Hollywood Shreveport, Shreveport Capital nor any of their respective affiliates, including, without limitation, HCC, is participating or has any involvement in P Acquisition Corp.'s consent solicitation. HCC, Hollywood Shreveport and Shreveport Capital make no recommendation and express no opinion on the advisability of holders of notes delivering consents in P Acquisition Corp.'s consent solicitation. In the event that the merger is not consummated, P Acquisition Corp.'s consent solicitation and any consent delivered in connection therewith will be of no force and effect.

           Penn National has stated that it does not intend to provide, nor will it permit any of its subsidiaries to provide, financing or credit support to enable any of them or the Issuers to make the Change of Control Offers. Penn National also states that it believes that the Issuers lack the financial resources and liquidity to satisfy their obligations under the Indentures with respect to the making of the Change of Control Offers.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HOLLYWOOD CASINO CORPORATION



Dated:  February 24, 2003     By: Walter E. Evans
                                  ----------------------------------------------
                                  Walter E. Evans
                                  Executive Vice President, General Counsel
                                  and Secretary



                               HWCC-TUNICA, INC.



Dated:  February 24, 2003     By: Walter E. Evans
                                  ----------------------------------------------
                                  Walter E. Evans
                                  Executive Vice President, General Counsel
                                  and Secretary